EXCHANGE TRADED CONCEPTS TRUST

REX VOLMAXXTM SHORT VIX FUTURES STRATEGY ETF

(CBOE Ticker: VMIN)

Supplement dated November 14, 2018 to the

currently effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information of the REX VolMAXX™ Short VIX Futures Strategy ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with REX Shares, LLC, the Fund’s sponsor, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about November 29, 2018 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on November 16, 2018, and the last day of trading of the Fund’s shares on the Cboe BZX Exchange, Inc. will be November 26, 2018. From November 16, 2018 through November 26, 2018, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. For the distribution, the ex-date will be November 21, 2018, the record date will be November 23, 2018 and the pay date will be November 29, 2018.

Starting November 16, 2018, the Fund will begin converting its portfolio assets to cash. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-844-REX-1414 or visit www.rexetf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

REX-SU-005-0100